SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 3, 2006

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed with the Commission on April 6, 2006 as set forth below.

Explanatory Note

On April 6, 2006, Sirenza Microdevices, Inc. (“Sirenza”) filed a Form 8-K to report that on April 3, 2006 it had completed its acquisition of Premier Devices, Inc., a California corporation (“PDI”) pursuant to a previously-announced Agreement and Plan of Merger dated as of February 4, 2006 by and among Sirenza, Penguin Acquisition Corporation, a California corporation and wholly owned subsidiary of Sirenza, PDI, Phillip Chuanze Liao and Yeechin Shiong Liao. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information relating to the PDI acquisition as required by Item 9.01.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The required financial statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information. The required pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits. The following exhibits are being filed herewith.

Exhibit Number	Description

23.1	Consent of C.G. Uhlenberg LLP
99.1	Premier Devices, Inc. Financial Statements
99.2	Premier Devices, Inc. Interim Financial Statements
99.3	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ Robert Van Buskirk
Robert Van Buskirk
Chief Executive Officer

Date: June 15, 2006